Exhibit 99.3

Humacyte Announces Successful Closing of Business Combination with Alpha Healthcare Acquisition Corp.

•	Humacyte raises $245M gross proceeds

•	Combined company is expected to begin trading on the Nasdaq Global Select Market® under “HUMA” and “HUMAW” on August 27, 2021

•	Company well-positioned to deliver on promise of regenerative tissue HAV technology for initial indications in vascular trauma, AV access and peripheral arterial disease

•	Combined company will be led by Laura Niklason, M.D., Ph.D., Founder, President & CEO, and current executive team

•	Kathleen Sebelius appointed Chair of the Board of Directors

•	Humacyte to commemorate milestone by ringing Nasdaq closing bell on Monday, August 30, 2021

Durham, N.C. – Aug. 26, 2021 – Humacyte, Inc., a clinical-stage biotechnology platform company developing universally implantable bioengineered human tissue at commercial scale, today announced the successful completion of its business combination (the “Business Combination”) with Alpha Healthcare Acquisition Corp. (Nasdaq: AHAC) (“AHAC”), a special purpose acquisition company sponsored by Constellation Alpha Holdings. The resulting combined company, Humacyte, is expected to commence trading of its shares of common stock and warrants on the Nasdaq Global Select Market® under the ticker symbols "HUMA" and “HUMAW,” respectively, on August 27, 2021. The Business Combination was approved by AHAC stockholders on August 24, 2021.

Humacyte’s Human Acellular Vessels (HAVs) are engineered, off-the-shelf replacement vessels initially being developed for vascular repair, reconstruction and replacement. HAV is intended to overcome long-standing limitations in vascular repair and replacement – it can be manufactured at commercial scale, it has the potential to eliminate the need for harvesting a vessel from a patient, and clinical evidence suggests that it is non-immunogenic, infection-resistant, and can become durable living tissue. HAV is currently being evaluated in two Phase 3 trials in AV access and a Phase 2/3 trial for vascular trauma, and has been implanted in more than 430 patients. It is the first product to receive Regenerative Medicine Advanced Therapy (RMAT) designation from the U.S. Food and Drug Administration, and has also received FDA Fast Track designation.

“Humacyte is poised to make commercial-scale bioengineered tissues a reality for patients,” said Laura Niklason, M.D., Ph.D., Founder, President and Chief Executive Officer. “We enter the next phase of our transformation of regenerative medicine as a robust public company, evaluating our first-in-class bioengineered HAVs in numerous indications. We set out with the lofty goal of changing the practice of medicine, and we are closer than ever today thanks to the unwavering commitment of our employees, our partners and our investors. I am confident that we have the right team, including the appointment of Kathleen Sebelius as Chair of our Board, to deliver on the promise of our breakthrough science.”

Humacyte will continue to be led by Dr. Niklason and its current executive team. Niklason is one of only a handful of women in history to found a biotechnology company that she also took public as the CEO, at a valuation exceeding $1 billion. Ms. Sebelius, CEO of Sebelius Resources and former Secretary of the Department of Health and Human Services, has been appointed Chair of the Company’s Board of Directors. All previously announced post-Business Combination Board nominees have also been elected to serve as directors of Humacyte.

“Humacyte’s innovative biotechnology platform is aimed at solving intractable medical problems for (1) Patients: potential for lower risk of amputation and tissue rejection, elimination of waiting times, and reduced need for immunosuppression and additional surgeries; (2) Physicians: potential for better clinical outcomes and ease of use; and (3) Payors: potential cost savings by avoiding amputations and infections, additional surgeries, medication and re-hospitalizations,” said Rajiv Shukla, Chairman & CEO of AHAC. “I am excited to work with the Humacyte Board and Team to fulfill this vision.”

“Humacyte is a pioneer both in the field of regenerative medicine and as a woman-founded biotech company, where an innovative culture and world-class science have come together to make a meaningful difference for patients and the practice of medicine,” said Ms. Sebelius. “With a validated HAV platform technology and vast potential application, compelling data, a well-defined regulatory pathway, and scalable, proprietary commercial-scale manufacturing capability, Humacyte has all the ingredients to revolutionize patient care. It’s been an honor to serve on Humacyte’s Board for the past six years, and I now look forward to leading the Board and collaborating with the Humacyte leadership team in the important work ahead.”

Transaction Details

As a result of the Business Combination, the Company has received gross proceeds of approximately $245 million, including a $175 million PIPE financing and $70 million of cash held in the former AHAC trust account. Participating PIPE investors included Fresenius Medical Care, OrbiMed, Monashee Investment Management, Alexandria Venture Investments, UBS O’Connor, Morgan Creek Capital, and a number of other health care focused funds.

Piper Sandler & Co. acted as lead placement agent and financial advisor to AHAC. Exos acted as co-placement agent and financial advisor to AHAC. Oppenheimer and Lake Street Capital Markets acted as financial advisors to AHAC. Cowen acted as capital markets advisor to Humacyte. Goodwin Procter LLP acted as legal counsel to AHAC. DLA Piper acted as legal counsel to the placement agents. Covington & Burling LLP acted as legal counsel to Humacyte in the transaction.

Nasdaq Closing Bell Event

In celebration of the closing of the Business Combination and its debut on Nasdaq Global Select Market, Humacyte will ring the Nasdaq Stock Market Closing Bell on Monday, August 30, 2021, at 4 p.m. EDT, at the Nasdaq MarketSite in New York City. Dr. Niklason will be joined by company executives and Board members and their families for the ceremony. A live webcast of the ceremony will begin at 3:45 p.m. EDT and be available at https://livestream.com/nasdaq/live.

About Humacyte

Humacyte, Inc., is developing a disruptive biotechnology platform to deliver universally implantable bioengineered human tissues and organs designed to improve the lives of patients and transform the practice of medicine. The Company develops and manufactures acellular tissues to treat a wide range of diseases, injuries and chronic conditions. Humacyte’s initial opportunity, a portfolio of human acellular vessels (HAVs), is currently in late-stage clinical trials targeting multiple vascular applications, including vascular trauma repair, arteriovenous access for hemodialysis, and peripheral arterial disease. Pre-clinical development is also underway in coronary artery bypass grafts, pediatric heart surgery, treatment of type 1 diabetes, and multiple novel cell and tissue applications. Humacyte’s HAVs were the first product to receive the FDA’s Regenerative Medicine Advanced Therapy (RMAT) expedited review designation and received priority designation for the treatment of vascular trauma by the U.S. Secretary of Defense. For more information, visit www.Humacyte.com.

Forward-Looking Statements

This press release contains forward-looking statements that are based on beliefs and assumptions and on information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although we believe that we have a reasonable basis for each forward-looking statement contained in this press release, we caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain. Forward-looking statements in this press release include, but are not limited to, statements regarding the initiation, timing, progress, and results of our clinical trials; the anticipated characteristics and performance of our HAVs, our ability to successfully complete, pre-clinical and clinical trials for our HAVs; the anticipated benefits of our HAVs relative to existing alternatives; the commercialization of our HAVs and our ability to manufacture at commercial scale; the implementation of our business model, strategic plans for our business; our rights and obligations under our partnership with Fresenius Medical Care; the scope of protection we are able to establish and maintain for intellectual property rights covering our HAVs and related technology; the timing or likelihood of regulatory filings and approvals; timing, scope, and rate of reimbursement for our HAVs; and our estimated available market opportunity.We cannot assure you that the forward-looking statements in this press release will prove to be accurate. These forward-looking statements are subject to a number of significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among others, the impact of COVID-19 on Humacyte’s business, changes in applicable laws or regulations, the possibility that Humacyte may be adversely affected by other economic, business, and/or competitive factors, and other risks and uncertainties, including those included under the header “Risk Factors” in the registration statement on Form S-4 filed by Humacyte with the SEC. Most of these factors are outside of Humacyte’s control and are difficult to predict. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. The forward-looking statements in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

###

Humacyte Investor Contact:
investors@humacyte.com

Humacyte Media Contact:

media@humacyte.com